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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)........February 21, 1995



                               RYKOFF-SEXTON, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


  DELAWARE                           0-8105                 95-2134693
 ----------                    -------------------          ------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
of incorporation)                                         Identification Number)




                               761 Terminal Street
                          Los Angeles, California 90021
                          -----------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code ....... (213) 622-4131




                                  Not Applicable
                                 ---------------
          (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On February 21, 1995 (the "Closing Date"), the Registrant, Rykoff-Sexton, Inc., a Delaware corporation ("Rykoff"), together with John Sexton & Co., a Delaware corporation and a wholly owned subsidiary of Rykoff ("John Sexton"), acquired substantially all of the assets of Continental Foods, Inc., a privately owned Maryland corporation ("Continental"). Rykoff and John Sexton simultaneously acquired all of the partnership interests of Duke Associates, a Maryland general partnership and an affiliate (as such term is defined under the Securities Act of 1933, as amended) of Continental. Continental is a regional, full-line institutional foodservice distributor serving Maryland, Delaware, the District of Columbia, northern Virginia, southern Pennsylvania and eastern West Virginia. Rykoff and John Sexton intend to continue the business of Continental within the mid-Atlantic region.

     One the Closing Date, Rykoff and John Sexton together paid approximately $27,000,000 (the "Closing Payment") and John Sexton assumed certain liabilities of Continental, in payment of the purchase price for the assets and partnership interests acquired. The Closing Payment is subject to certain post-closing purchase price adjustments. The Closing Payment consisted of approximately $24,575,000 in cash, and Rykoff's issuance of an unsecured promissory note in the amount of $2,425,000. The promissory note accrues interest at a variable rate, requires quarterly interest payments and matures on February 21, 1997. The terms of the sale are more fully described in the asset purchase agreement by and among the parties which is filed as an exhibit herewith.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          It is impracticable to provide the required financial statements at this time. Such financial statements will be filed as soon as practicable, but not later than 60 days after March 8, 1995, the latest date on which this Form 8-K may be filed.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          It is impracticable to provide pro forma financial information at this time. Such information will be filed as soon as practicable, but not later than 60 days after March 8, 1995, the latest date on which this Form 8-K may be filed.

     (c) EXHIBITS. The following document is filed as an exhibit to this Form 8-K and is incorporated herein by reference:

          EXHIBIT NO.         DESCRIPTION

              2 Asset Purchase Agreement, dated February 10, 1995, by and among Continental Foods, Inc., John Guerriero, Angelina Guerriero, the John Guerriero Trust for the Benefit of Mary Diana Pannoni Under Trust Agreement Dated January 30, 1991, Mary Diana Pannoni, Mary Diana Pannoni, as custodian of Jonathan Pannoni, under the Maryland Uniform Transfers to Minors Act, Rykoff-Sexton, Inc. and John Sexton & Co.

          Rykoff agrees to supplementally furnish the Commission with a copy of all schedules ommitted from the foregoing exhibit upon its request.


                                       -2-
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 7, 1995                 RYKOFF-SEXTON, INC.



                                     By  /s/ Mark Van Stekelenburg
                                        -----------------------------------
                                        Mark Van Stekelenburg,
                                        President and Chief Executive Officer

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                                  EXHIBIT INDEX


Exhibit No.                     Description
- ----------                      -----------

    2 Asset Purchase Agreement, dated February 10, 1995, by and among Continental Foods, Inc., John Guerriero, Angelina Guerriero, the John Guerriero Trust for the Benefit of Mary Diana Pannoni Under Trust Agreement Dated January 30, 1991, Mary Diana Pannoni, Mary Diana Pannoni, as custodian of Jonathan Pannoni, under the Maryland Uniform Transfers to Minors Act, Rykoff-Sexton, Inc. and John Sexton & Co.